NUMBER

TIH

SHARES

创博股份
TRUNKBOW CO.,LTD.

TRUNKBOW INTERNATIONAL HOLDINGS LIMITED

INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA

SEE REVERSE FOR CERTAIN DEFINITIONS

CUSIP 89818A 10 2

This Certifies that

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $.001 EACH OF COMMON STOCK OF

TRUNKBOW INTERNATIONAL HOLDINGS LIMITED

CERTIFICATE OF STOCK

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are subject to the laws of the State of Nevada, and to the Articles of Incorporation and Bylaws of the Corporation, as now or hereafter amended.

This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile signatures of the duly authorized officers of the Corporation.

DATED

PRESIDENT

CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC
(New York, NY)
TRANSFER AGENT AND REGISTRAR

BY

AUTHORIZED SIGNATURE

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM – as tenants in common
TEN ENT – as tenants by the entireties
JT TEN – as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT–..................Custodian..................
(Cust) (Minor)
under Uniform Gifts to Minors
Act..............................
(State)

Additional abbreviations may also be used though not in the above list.

For value received, ______________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

____

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

____

____

______________________________ Shares of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ______________________________

______________________________ Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated, ____________________

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED:

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.